UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 14, 2025 (May 13, 2025)
_________________________
Marriott Vacations Worldwide Corporation
(Exact name of registrant as specified in its charter)
 _________________________

Delaware	001-35219	45-2598330
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7812 Palm Parkway	Orlando,	FL	32836
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (407) 206-6000
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VAC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on May 13, 2025, a total of 32,062,036 shares of the Company’s common stock (approximately 92.76% of all shares entitled to vote at the Annual Meeting) were represented, in person or by proxy. The following proposals were voted on and approved by the Company's stockholders at the Annual Meeting:
(1)The Company’s stockholders elected the eight director nominees named in the Proxy Statement as directors with the following votes:

Nominee	For	Withheld	Broker Non-Vote
Matthew E. Avril	27,419,422	108,418	4,534,196
James A. Dausch	27,417,049	110,791	4,534,196
Lizanne Galbreath	27,338,259	189,581	4,534,196
Mary E. Galligan	27,401,137	126,703	4,534,196
John E. Geller, Jr.	25,613,397	1,914,443	4,534,196
Jonice M. Gray	27,228,702	299,138	4,534,196
Dianna F. Morgan	25,890,905	1,636,935	4,534,196
Stephen R. Quazzo	27,294,768	233,072	4,534,196
(2)The Company’s stockholders ratified the selection by the Company’s Audit Committee of Ernst & Young LLP as the Company’s independent auditors for the current fiscal year with the following votes:

For	Against	Abstain
31,861,272	135,164	65,600
(3)The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers with the following votes:

For	Against	Abstain	Broker Non-Vote
26,628,510	783,849	115,481	4,534,196
(4)The Company’s stockholders recommended, on an advisory (non-binding) basis, that the frequency of future stockholder votes on the compensation of the Company’s named executive officers, as required by Section 14(a)(2) of the Securities Exchange Act of 1934, occur annually, with the following votes:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
25,520,125	18,005	1,954,540	35,170	4,534,196
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Dated:	May 14, 2025	By:	/s/ Jason P. Marino
		Name:	Jason P. Marino
		Title:	Executive Vice President and Chief Financial Officer
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